UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2013

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon		97204
(Address of principal executive offices)		(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On October 22, 2013, StanCorp Financial Group, Inc. issued a press release reporting the Company’s third quarter 2013 financial results. A copy of the press release is furnished as exhibit 99.1 and a copy of the Company’s Statistical Supplement dated September 30, 2013 is furnished as exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	StanCorp Financial Group, Inc. press release dated October 22, 2013

99.2	StanCorp Financial Group, Inc. Statistical Supplement dated September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: October 22, 2013

/s/ Floyd F. Chadee
Floyd F. Chadee Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

* 99.1	StanCorp Financial Group, Inc. press release dated October 22, 2013

* 99.2	StanCorp Financial Group, Inc. Statistical Supplement dated September 30, 2013

*	Furnished herewith